UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2002

AMERICA ONLINE LATIN AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31181	65-0963212

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6600 N. Andrews Avenue, Suite 400, Fort Lauderdale, Florida	33309

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 689-3000

Item 7. Financial Statements and Exhibits.

Exhibit 99.1	Press Release, dated October 7, 2002, entitled “AOL Latin America Presents Plan To Raise Market Capitalization For Continued Listing On NASDAQ”

Exhibit 99.2	Preferred Stock Conversion Agreement by and among America Online Latin America, Inc., America Online, Inc., Aspen Investments LLC and Atlantis Investments LLC, dated as of October 3, 2002.

Item 9. Regulation FD Disclosure.

On October 7, 2002, America Online Latin America, Inc. issued a press release entitled “AOL Latin America Presents Plan To Raise Market Capitalization For Continued Listing On NASDAQ,” a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein. On October 3, 2002, America Online Latin America, Inc. entered into the Preferred Stock Conversion Agreement, by and among America Online Latin America, Inc., America Online, Inc., Aspen Investments LLC and Atlantis Investments LLC, dated as of October 3, 2002, a copy of which is attached hereto as Exhibit 99.2 and incorporated by reference herein.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America Online Latin America, Inc.

(Registrant)

Date: October 7, 2002
/s/ Charles M. Herington

Charles M. Herington President and Chief Executive Officer

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